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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 4, 1997
                                                         --------------



                                 MERISEL, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                      0-17156              95-4172359
            --------                      -------              ----------
     (State or other jurisdiction     (Commission File       (I.R.S Employer
     of incorporation or organization)     Number)          Identification No.)


200 CONTINENTAL BOULEVARD, EL SEGUNDO, CALIFORNIA          90245-0948
-------------------------------------------------          ----------
(Address of principal executive offices)                   (Zip Code)





     Registrant's telephone number, including area code (310) 615-3080
                                                        --------------
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Item 5.    OTHER EVENTS

On August 4, 1997, Merisel, Inc. issued a press release reporting its results of operations for the second quarter of 1997, which is attached hereto as Exhibit 99.1.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1  Press release dated August 4, 1997.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           MERISEL, INC

Date:  August 4, 1997      By: /s/ KAREN A. TALLMAN
                               --------------------
                               Karen A. Tallman
                               Vice President and General Counsel